SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) August 15, 2001
(August 9, 2001)



                                travelbyus, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



            Texas                       001-13081                  75-2631373
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)



    700 North Pearl Street, Suite 2170, Dallas, Texas          75201
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        (Address of principal executive offices)             (Zip Code)



Registrant's Telephone Number, Including Area Code:      214-922-8100



          (Former name or former address, if changed since last report)



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Item 4.  Change in Registrant's Certifying Accountant

         Effective August 9, 2001, the Registrant appointed Grobstein, Horwath & Company, LLP, Sherman Oaks, California, to serve as its independent auditors.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             travelbyus, Inc.


                                             By:   /s/ William Kerby
                                                  ------------------
                                                       William Kerby
                                                       Chief Executive Officer
Date:        August 15, 2001